Exhibit 10.22

SunCoast Holdings, Inc., Brandywine Insurance Holdings, Inc., SunCoast Capital, Inc., Patriot Risk Services, Inc., Patriot Risk Management, Inc. and Patriot Risk Management of Florida, Inc.	Brooke Credit Corporation 10950 Grandview Dr., Ste. #600 Overland Park, KS 66210	Loan Number 6530
401 East Las Olas Blvd.		Date 09-27-2007
Ft. Lauderdale, FL 33301		Maturity Date 04-15-2016
Loan Amount $5,768,000.00
Renewal Of ___________________
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS
“I” includes each borrower above, jointly and severally.	“You” means the lender, its successors and assigns.

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of five million seven hundred sixty eight thousand and no/100 Dollars $5,768,000.00.

☒	Single Advance: I will receive all of this principal sum on 09-27-2007. No additional advances are contemplated under this note.

☐	Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On ______________________ I will receive the amount of $___________________ and future principal advances are contemplated.

Conditions: The conditions for future advances are

☐	Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on _________________________.

☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST:	I agree to pay interest on the outstanding principal balance from 09-27-2007 at the rate of 12.250% per year until 09-28-2007.

☒	Variable Rate: This rate may then change as stated below.

☒	Index Rate: The future rate will be 4.500 percent above the following index rate: Prime Rate, as published in The Wall Street Journal.

☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

☒	Frequency and Timing: The rate on this note may change as often as every day beginning 09-28-2007. A change in the interest rate will take effect On the following day.

☐	Limitations: During the term of this loan, the applicable annual interest rate will not be more than ______________% or less than ____________%. The rate may not change more than ____________________% each ______________________.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.

☐	.

ACCRUAL METHOD: Interest will be calculated on a Actual/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☒	on the same fixed or variable rate basis in effect before maturity (as indicated above).

☐	at a rate equal to .

☒	LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% of the payment amount.

☐	ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which ☐ are ☐ are not included in the principal amount above:__________________________________________________________.

PAYMENTS: I agree to pay this note as follows:

102 monthly payments of $91,857.07 beginning 11-15-2007. This is a variable rate loan and the payment amounts may change.

ADDITIONAL TERMS:
(1) See Commercial Loan Agreement and Addendum thereto dated March 30, 2006, as modified by a Consent dated August 2, 2007 and Amendment dated September 27, 2007 (the “Amendment”).
(2) The term following day referred to in “Frequency and Timing” above refers to the next business day following a change in the Prime Rate as reported in The Wall Street Journal.
(3) As referenced in “Effects of Variable Rate” above, the payments will change on the 15th day of the calendar month following the month during which the rate changed.
(4) Notwithstanding any other provision of this Note, Borrower shall pay a prepayment premium equal to 8% from the date hereof through March 29, 2008 and 6% from March 30, 2008 through March 29, 2009. No prepayment premium shall apply after March 30, 2009.

☒     SECURITY: This note is separately secured by (describe separate document by type and date): Security Agreement and Pledge Agreements dated March 30, 2006 and Security Agreements dated September 27, 2007.

PURPOSE: The purpose of this loan is set forth in the Amendment referred to above

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

Signature for Lender	SunCoast Holdings, Inc., Brandywine Insurance Holdings, Inc., SunCoast Capital, Inc., Patriot
See Attached Signature Page

/s/ Michael Lowry
Michael Lowry, President and CEO

UNIVERSAL NOTE

©1984, 1991 BankersSystems, Inc., St. Cloud, MN Form UN-FL 3/4/2002	(page 1 of 2)

BORROWER:		LENDER:
SUNCOAST HOLDINGS, INC.		BROOKE CREDIT CORPORATION
a Delaware corporation		a Delaware corporation

By:	/s/ Steven M. Mariano	By:	/s/ Michael S. Lowry

Name: Steven M. Mariano		Name: Michael S. Lowry
Title: President and Chief Executive Officer		Title: President & CEO

BRANDYWINE INSURANCE
HOLDINGS, INC., a Delaware corporation

By:	/s/ Steven M. Mariano

Name: Steven M. Mariano
Title: President and Chief Executive Officer

SUNCOAST CAPITAL, INC., a Delaware corporation

By:	/s/ Steven M. Mariano

Name: Steven M. Mariano
Title: President and Chief Executive Officer

PATRIOT RISK MANAGEMENT, INC., a Delaware corporation

By:	/s/ Steven M. Mariano

Name: Steven M. Mariano
Title: Chairman & EVP

PATRIOT RISK SERVICES, INC.
a Delaware corporation

By:	/s/ Steven M. Mariano

Name: Steven M. Mariano
Title: Chairman & EVP

PATRIOT RISK MANAGEMENT OF FLORIDA, INC., a Delaware corporation

By:	/s/ Steven M. Mariano

Name: Steven M. Mariano
Title: Chairman & EVP